UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

March 31, 2014

Semiannual Report

to Shareholders

DWS Global Inflation Fund

Contents
3 Letter to Shareholders
4 Performance Summary
6 Portfolio Management Team
7 Consolidated Portfolio Summary
8 Consolidated Investment Portfolio
17 Consolidated Statement of Assets and Liabilities
19 Consolidated Statement of Operations
21 Consolidated Statement of Changes in Net Assets
22 Consolidated Financial Highlights
27 Notes to Consolidated Financial Statements
45 Information About Your Fund's Expenses
47 Other Information
48 Advisory Agreement Board Considerations and Fee Evaluation
53 Account Management Resources
55 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund's performance. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. If interest rates rise due to reasons other than inflation, the fund's investment in inflation linked bonds may not be fully protected from the effects of rising interest rates. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The economic recovery appears to be gaining traction here in the United States and across much of the globe. Still, the data we see on television and the Internet provide a mixed message. Corporate profit growth may be decelerating, but manufacturing and the housing market are strengthening. Employment numbers are not as strong as one would expect, yet consumer confidence is resilient. All in all, economic growth has been sufficient for the Federal Reserve to taper its bond-buying program.

What lies ahead? Randy Brown, co-chief investment officer for Deutsche Asset & Wealth Management, suggests that "despite the slowdown in some emerging economies, global growth is likely to remain solid." And "as a result of stable economic growth and continued tapering, we expect the yields of long U.S. Treasuries to increase eventually."

Does this view suggest the need for a change in strategy? The answer will depend on your current asset allocation as well as whether a change has occurred in your personal circumstances, objectives or investment time horizon. A trusted financial advisor who fully understands your specific situation and goals can be the best resource when weighing any major decisions. In any case, we believe that some measure of diversification across a variety of securities and asset classes makes sense. Although it doesn't insure against loss or guarantee a profit, diversification can help your portfolio weather short-term market fluctuations. And that is a helpful strategy in any environment.

Best regards,
Brian Binder
President, DWS Funds

Performance Summary March 31, 2014 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/14
Unadjusted for Sales Charge	0.39%	–8.21%	3.96%	3.81%
Adjusted for the Maximum Sales Charge (max 2.75% CDSC)	–2.37%	–10.73%	3.38%	3.48%
Barclays U.S. Treasury: U.S. TIPS Index†	–0.09%	–6.49%	4.91%	4.79%
Class B	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/14
Unadjusted for Sales Charge	0.02%	–8.82%	3.20%	3.03%
Adjusted for the Maximum Sales Charge (max 4.00% load)	–3.96%	–11.54%	3.02%	3.03%
Barclays U.S. Treasury: U.S. TIPS Index†	–0.09%	–6.49%	4.91%	4.79%
Class C	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/14
Unadjusted for Sales Charge	0.02%	–8.81%	3.19%	3.05%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.97%	–8.81%	3.19%	3.05%
Barclays U.S. Treasury: U.S. TIPS Index†	–0.09%	–6.49%	4.91%	4.79%
Class S	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/14
No Sales Charges	0.52%	–7.90%	4.21%	4.02%
Barclays U.S. Treasury: U.S. TIPS Index†	–0.09%	–6.49%	4.91%	4.79%
Institutional Class	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/14
No Sales Charges	0.52%	–7.93%	4.27%	4.09%
Barclays U.S. Treasury: U.S. TIPS Index†	–0.09%	–6.49%	4.91%	4.79%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2014 are 1.00%, 1.80%, 1.75%, 0.86% and 0.63% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 8, 2005. The performance shown for the index is for the time period of July 31, 2005 through March 31, 2014, which is based on the performance period of the life of the Fund.

† The Barclays U.S. Treasury: U.S. TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the U.S. Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
3/31/14	$10.00	$10.06	$10.07	$9.97	$9.97
9/30/13	$10.04	$10.10	$10.11	$10.01	$10.01
Distribution Information as of 3/31/14
Income Dividends, Six Months	$.08	$.04	$.04	$.09	$.09

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2005.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Head of Sector Fixed Income: New York.

— BIS, University of Minnesota.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

— Head of US Loan Portfolio Management, High Yield Strategies: New York.

— BA, State University of New York, Albany; MBA, Pace University.

John D. Ryan, Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Consolidated Portfolio Summary (Unaudited)

Consolidated Investment Portfolio as of March 31, 2014 (Unaudited)
		Principal Amount ($)(a)	Value ($)

Government & Agency Obligations 92.4%
Sovereign Bonds 14.1%
Japanese Government CPI Linked Bond, Series 17, 0.1%, 9/10/2023	JPY	301,500,000	3,145,573
Province of Manitoba, Canada, 4.05%, 9/5/2045	CAD	1,379,000	1,297,420
Republic of Singapore, 3.375%, 9/1/2033	SGD	637,000	522,440
United Kingdom Gilt Inflation Linked, Series 3MO, 0.125%, 3/22/2024	GBP	6,252,600	10,815,966
			15,781,399
U.S. Treasury Obligations 78.3%
U.S. Treasury Inflation-Indexed Bonds:
0.625%, 2/15/2043		1,525,950	1,277,745
0.75%, 2/15/2042		5,692,940	4,960,862
1.75%, 1/15/2028		11,722,515	12,988,183
2.125%, 2/15/2040		8,115,900	9,717,524
2.125%, 2/15/2041		4,272,120	5,133,555
2.375%, 1/15/2025		14,021,153	16,511,001
2.5%, 1/15/2029		5,446,850	6,614,518
U.S. Treasury Inflation-Indexed Notes:
0.125%, 4/15/2017		2,059,500	2,117,584
0.125%, 7/15/2022		8,136,560	7,970,013
1.125%, 1/15/2021		8,018,925	8,512,586
1.375%, 1/15/2020		6,165,006	6,662,541
U.S. Treasury Notes:
1.0%, 8/31/2016 (b) (d)		4,000,000	4,035,312
1.0%, 9/30/2016		1,000,000	1,008,125
			87,509,549
Total Government & Agency Obligations (Cost $101,808,262)			103,290,948

Mortgage-Backed Securities Pass-Throughs 0.0%
Federal Home Loan Mortgage Corp., 7.5%, 3/17/2017		18,597	19,490
Federal National Mortgage Association, 9.0%, 3/1/2020		12,677	14,489
Total Mortgage-Backed Securities Pass-Throughs (Cost $32,937)			33,979

Asset-Backed 1.0%
Home Equity Loans
NovaStar Mortgage Funding Trust, "M3", Series 2004-3, 1.204%*, 12/25/2034 (Cost $1,083,034)		1,144,554	1,129,615

Short-Term U.S. Treasury Obligations 2.8%
U.S. Treasury Bills:
0.132%**, 3/5/2015		800,000	799,118
0.065%**, 8/14/2014 (c)		1,150,000	1,149,741
0.06%**, 8/14/2014 (c)		501,000	500,887
0.146%**, 6/26/2014 (d)		200,000	199,983
0.073%**, 8/21/2014 (d)		500,000	499,887
Total Short-Term U.S. Treasury Obligations (Cost $3,149,370)			3,149,616

	Shares	Value ($)

Cash Equivalents 2.1%
Central Cash Management Fund, 0.05% (e) (Cost $2,341,654)	2,341,654	2,341,654

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $108,415,257)†	98.3	109,945,812
Other Assets and Liabilities, Net	1.7	1,912,941
Net Assets	100.0	111,858,753

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of March 31, 2014.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $108,941,347. At March 31, 2014, net unrealized appreciation for all securities based on tax cost was $1,004,465. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,320,743 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,316,278.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) At March 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(c) At March 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) At March 31, 2014, this security has been pledged, in whole or in part, as collateral for open commodity-linked swap contracts.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

CPI: Consumer Price Index

At March 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	6/19/2014	122	15,067,000	(50,731)
3 Month Euro Euribor Interest Rate Futures	EUR	3/16/2015	1	343,310	(69)
3 Month Euro Swiss Franc (Euroswiss) Interest Rate Futures	CHF	3/16/2015	2	565,579	(113)
3 Month Euroyen Futures	JPY	3/16/2015	2	483,530	24
3 Month Sterling (Short Sterling) Interest Rate Futures	GBP	3/18/2015	2	412,786	(167)
5 Year U.S. Treasury Note	USD	6/30/2014	61	7,256,141	(35,086)
90 Day Eurodollar	USD	3/16/2015	2	497,800	(100)
ASX 90 Day Bank Accepted Bills	AUD	3/12/2015	2	1,841,722	(180)
Copper Futures	USD	6/6/2014	3	499,163	(11,634)
Copper Futures	USD	6/13/2014	8	1,330,534	34,998
Total net unrealized depreciation					(63,058)

At March 31, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	6/19/2014	20	2,350,611	(7,055)
2 Year U.S. Treasury Note	USD	6/30/2014	40	8,782,500	15,000
Aluminum Futures	USD	6/6/2014	10	443,848	(1,128)
Aluminum Futures	USD	6/13/2014	30	1,333,890	(31,605)
Palladium Futures	USD	6/26/2014	10	777,100	(12,136)
Sugar No.11 Futures	USD	4/30/2014	20	398,048	7,963
U.S. Treasury Long Bond	USD	6/19/2014	8	1,065,750	3,750
Ultra Long U.S. Treasury Bond	USD	6/19/2014	55	7,945,781	(74,688)
United Kingdom Long Gilt Bond	GBP	6/26/2014	60	10,956,177	(26,084)
Total net unrealized depreciation					(125,983)

At March 31, 2014, open written option contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (f)
Call Options Receive Fixed — 4.064% – Pay Floating — LIBOR	5/13/2014 5/13/2044	5,300,000	1	5/9/2014	39,088	(796)
Put Options Pay Fixed — 3.005% – Receive Floating — LIBOR	3/6/2015 3/6/2045	2,000,000	1	3/4/2015	21,000	(16,518)
Pay Fixed — 3.033% – Receive Floating — LIBOR	10/24/2014 10/24/2044	2,700,000	2	10/22/2014	34,290	(12,195)
Pay Fixed — 3.035% – Receive Floating — LIBOR	2/15/2015 2/3/2045	2,000,000	3	1/30/2015	24,700	(16,510)
Pay Fixed — 3.088% – Receive Floating — LIBOR	1/28/2015 1/28/2045	5,300,000	4	1/26/2015	53,464	(48,058)
Pay Fixed — 3.093% – Receive Floating — LIBOR	10/21/2014 10/21/2044	2,700,000	3	10/17/2014	37,260	(14,987)
Total Put Options					170,714	(108,268)
Total					209,802	(109,064)

(f) Unrealized appreciation on written options on interest rate swap contracts at March 31, 2014 was $100,738.

At March 31, 2014, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5/13/2014 5/13/2044	5,300,000	Fixed — 4.064%	Floating — LIBOR	(498,215)	(436,692)
12/30/2014 12/30/2019	3,600,000	Fixed — 2.522%	Floating — LIBOR	(33,647)	(36,870)
12/30/2014 12/30/2034	3,300,000	Fixed — 4.01%	Floating — LIBOR	(189,386)	(190,379)
12/30/2014 12/30/2024	3,800,000	Fixed — 3.524%	Floating — LIBOR	(120,977)	(120,594)
12/30/2014 12/30/2044	1,900,000	Floating — LIBOR	Fixed — 4.081%	140,566	142,942
12/30/2014 12/30/2016	26,400,000	Floating — LIBOR	Fixed — 1.173%	27,356	31,207
Total net unrealized depreciation					(610,386)

At March 31, 2014, open commodity-linked swap contracts were as follows:
Bilateral Swaps
Expiration Date	Notional Amount ($)		Fixed Fee Paid by the Fund	Pay/Receive Return of the Reference Index/Entity	Value ($) (g)
Long Positions
4/16/2014	570,000	4	0.53%	Barclays Spread Index — 022	(364)
4/16/2014	100,000	2	0.0%	Citi Custom Beta 01	(255)
4/16/2014	110,000	5	0.19%	Dow Jones-UBS Commodity Index 3 Month Forward	(706)
4/16/2014	70,000	10	0.21%	Dow Jones-UBS Commodity Index 3 Month Forward	(450)
4/16/2014	60,000	3	0.25%	Dow Jones-UBS Commodity Index 3 Month Forward	(387)
4/16/2014	40,000	2	0.2%	Dow Jones-UBS Commodity Index 3 Month Forward	(257)
4/16/2014	140,000	6	0.0%	Dow Jones-UBS Commodity Index 3 Month Forward	(885)
4/16/2014	50,000	7	0.43%	Goldman Dow Jones-UBS Commodity Excess Return E177 Strategy Index	(142)
4/16/2014	30,000	5	0.38%	JPMorgan Alternative Benchmark Enhanced Beta Select Excess Return Index	(116)
4/14/2014	1,000,000	5	0.0%	JPMorgan Brent Volement Strategy	6,364
4/18/2014	1,000,000	5	0.0%	JPMorgan WTI Volement Strategy	5,444
4/16/2014	130,000	8	0.4%	Merrill Lynch Commodity Strategy Index	(22)
4/16/2014	60,000	9	0.25%	UBS Custom Commodity Index	(386)
Short Position
4/16/2014	500,000	6	0.0%	Dow Jones-UBS Commodity Index	1,386
Total net unrealized appreciation					9,224

(g) There are no upfront payments on commodity-linked swaps listed above, therefore, unrealized appreciation (depreciation) is equal to their value.

Counterparties:

1 Nomura International PLC

2 Citigroup, Inc.

3 BNP Paribas

4 Barclays Bank PLC

5 JPMorgan Chase Securities, Inc.

6 Macquarie Bank Ltd.

7 The Goldman Sachs & Co.

8 Bank of America

9 UBS AG

10 Canadian Imperial Bank of Commerce

LIBOR: London Interbank Offered Rate

As of March 31, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	3,431,476	AUD	3,800,000	4/3/2014	92,403	Australia & New Zealand Banking Group Ltd.
USD	2,275,290	NZD	2,700,000	4/3/2014	67,712	Australia & New Zealand Banking Group Ltd.
SEK	11,382,185	NOK	10,600,000	4/7/2014	11,463	Nomura International PLC
JPY	230,000,000	USD	2,267,884	4/10/2014	39,428	Nomura International PLC
SEK	14,000,000	USD	2,183,946	4/10/2014	21,154	Barclays Bank PLC
USD	2,224,490	JPY	230,000,000	4/11/2014	3,978	Barclays Bank PLC
JPY	230,000,000	USD	2,260,498	4/11/2014	32,030	UBS AG
USD	2,249,516	CAD	2,500,000	4/14/2014	11,221	Australia & New Zealand Banking Group Ltd.
JPY	175,645,000	NZD	2,000,000	4/14/2014	32,134	Nomura International PLC
USD	3,380,561	AUD	3,700,000	4/22/2014	46,106	Australia & New Zealand Banking Group Ltd.
USD	1,698,303	CAD	1,900,000	4/22/2014	19,539	BNP Paribas
USD	1,692,720	CAD	1,900,000	4/22/2014	25,122	JPMorgan Chase Securities, Inc.
SEK	21,121,164	GBP	2,000,000	4/22/2014	71,502	Barclays Bank PLC
USD	1,665,254	NOK	10,000,000	4/22/2014	3,519	Citigroup, Inc.
USD	2,157,260	SEK	14,000,000	4/22/2014	5,124	Citigroup, Inc.
CAD	3,800,000	USD	3,445,856	4/22/2014	10,172	Australia & New Zealand Banking Group Ltd.
JPY	230,000,000	USD	2,262,926	4/22/2014	34,324	JPMorgan Chase Securities, Inc.
SEK	14,000,000	USD	2,174,780	4/22/2014	12,395	Barclays Bank PLC
USD	646,429	CAD	715,000	4/23/2014	7	Nomura International PLC
USD	2,687,788	GBP	1,618,000	4/23/2014	9,231	Citigroup, Inc.
USD	2,667,488	GBP	1,618,000	4/23/2014	29,531	Nomura International PLC
USD	1,733,345	NOK	10,630,000	4/23/2014	40,492	Barclays Bank PLC
CAD	2,400,000	USD	2,182,552	4/23/2014	12,697	UBS AG
JPY	320,000,000	USD	3,150,692	4/23/2014	50,011	Nomura International PLC
Total unrealized appreciation					681,295

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
AUD	1,900,000	USD	1,700,861	4/3/2014	(61,080)	Barclays Bank PLC
AUD	1,900,000	USD	1,721,075	4/3/2014	(40,864)	Citigroup, Inc.
NZD	2,700,000	USD	2,249,910	4/3/2014	(93,092)	Nomura International PLC
USD	1,663,620	EUR	1,200,000	4/7/2014	(10,458)	Barclays Bank PLC
NOK	10,600,000	SEK	11,357,571	4/7/2014	(15,265)	Citigroup, Inc.
EUR	1,200,000	USD	1,652,501	4/7/2014	(661)	Nomura International PLC
USD	2,260,487	JPY	230,000,000	4/10/2014	(32,031)	UBS AG
USD	2,208,132	SEK	14,000,000	4/10/2014	(45,340)	Barclays Bank PLC
NZD	2,000,000	JPY	173,736,000	4/14/2014	(50,631)	Australia & New Zealand Banking Group Ltd.
CAD	2,500,000	USD	2,244,608	4/14/2014	(16,129)	Barclays Bank PLC
USD	2,248,426	JPY	230,000,000	4/22/2014	(19,823)	JPMorgan Chase Securities, Inc.
USD	3,403,436	JPY	350,000,000	4/22/2014	(12,085)	BNP Paribas
AUD	2,500,000	USD	2,277,350	4/22/2014	(37,965)	Australia & New Zealand Banking Group Ltd.
AUD	1,200,000	USD	1,088,252	4/22/2014	(23,099)	Nomura International PLC
GBP	3,236,000	USD	5,388,471	4/23/2014	(5,566)	Nomura International PLC
NOK	10,630,000	USD	1,713,919	4/23/2014	(59,918)	Commonwealth Bank of Australia
SGD	821,000	USD	646,805	4/23/2014	(5,878)	Citigroup, Inc.
SGD	212,000	USD	167,786	4/23/2014	(750)	Barclays Bank PLC
CAD	1,300,000	USD	1,171,322	4/23/2014	(4,016)	BNP Paribas
Total unrealized depreciation					(534,651)

Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

For information on the Fund's policy and additional disclosure regarding futures contracts, interest rate swap contracts, commodity-linked swap contracts, forward foreign currency exchange contacts and written options contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Government & Agency Obligations	$—	$103,290,948	$—	$103,290,948
Mortgage-Backed Securities Pass-Throughs	—	33,979	—	33,979
Asset-Backed	—	1,129,615	—	1,129,615
Short-Term U.S. Treasury Obligations	—	3,149,616	—	3,149,616
Short-Term Investments	2,341,654	—	—	2,341,654
Derivatives (i)
Futures Contracts	61,735	—	—	61,735
Interest Rate Swap Contracts	—	174,149	—	174,149
Commodity-Linked Swap Contracts	—	13,194	—	13,194
Forward Foreign Currency Exchange Contracts	—	681,295	—	681,295
Total	$2,403,389	$108,472,796	$—	$110,876,185
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (i)
Written Options	$—	$(109,064)	$—	$(109,064)
Futures Contracts	(250,776)	—	—	(250,776)
Interest Rate Swap Contracts	—	(784,535)	—	(784,535)
Commodity-Linked Swap Contracts	—	(3,970)	—	(3,970)
Forward Foreign Currency Exchange Contracts	—	(534,651)	—	(534,651)
Total	$(250,776)	$(1,432,220)	$—	$(1,682,996)

There have been no transfers between fair value measurement levels during the period ended March 31, 2014.

(h) See Consolidated Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts, commodity-linked swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
as of March 31, 2014 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $106,073,603)	$107,604,158
Investment in Central Cash Management Fund (cost $2,341,654)	2,341,654
Total investments in securities, at value (cost $108,415,257)	109,945,812
Cash	1,361,676
Foreign currency, at value (cost $478,881)	481,091
Deposit with broker for futures contracts	12,085
Receivable for investments sold	99,165
Receivable for Fund shares sold	11,178
Interest receivable	231,909
Receivable for variation margin on centrally cleared swaps	75,147
Unrealized appreciation on swap contracts	13,194
Unrealized appreciation on forward foreign currency exchange contracts	681,295
Other assets	29,491
Total assets	112,942,043
Liabilities
Payable for Fund shares redeemed	62,114
Payable for variation margin on futures contracts	183,612
Options written, at value (premiums received $209,802)	109,064
Unrealized depreciation on swap contracts	3,970
Unrealized depreciation on forward foreign currency exchange contracts	534,651
Accrued management fee	16,001
Accrued Trustees' fees	3,437
Other accrued expenses and payables	170,441
Total liabilities	1,083,290
Net assets, at value	$111,858,753

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of March 31, 2014 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	848,254
Net unrealized appreciation (depreciation) on: Investments	1,530,555
Swap contracts	(601,162)
Futures	(189,041)
Foreign currency	148,914
Written options	100,738
Accumulated net realized gain (loss)	(7,943,205)
Paid-in capital	117,963,700
Net assets, at value	$111,858,753
Net Asset Value
Class A Net Asset Value and redemption price per share ($15,585,704 ÷ 1,558,511 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.00
Maximum offering price per share (100 ÷ 97.25 of $10.00)	$10.28
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($424,603 ÷ 42,218 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.06
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($19,453,612 ÷ 1,932,653 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.07
Class S Net Asset Value, offering and redemption price per share ($7,601,569 ÷ 762,772 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.97
Institutional Class Net Asset Value, offering and redemption price per share ($68,793,265 ÷ 6,902,147 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.97

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations
for the six months ended March 31, 2014 (Unaudited)
Investment Income
Income: Interest	$588,422
Income distributions — Central Cash Management Fund	1,376
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,201
Total income	590,999
Expenses: Management fee	253,102
Administration fee	63,276
Services to shareholders	43,235
Distribution and service fees	87,738
Custodian fee	24,586
Audit and tax fees	40,215
Legal fees	10,000
Reports to shareholders	22,589
Registration fees	29,791
Trustees' fees and expenses	4,334
Other	12,141
Total expenses before expense reductions	591,007
Expense reductions	(122,815)
Total expenses after expense reductions	468,192
Net investment income (loss)	122,807
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(851,591)
Swap contracts	763,488
Futures	(554,001)
Written options	52,183
Foreign currency	233,816
(356,105)
Change in net unrealized appreciation (depreciation) on: Investments	416,195
Swap contracts	(580,397)
Futures	(34,017)
Written options	157,523
Foreign currency	220,425
179,729
Net gain (loss)	(176,376)
Net increase (decrease) in net assets resulting from operations	$(53,569)

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
Operations: Net investment income	$122,807	$3,280,309
Operations: Net investment income	$122,807	$3,280,309
Net realized gain (loss)	(356,105)	(7,866,995)
Change in net unrealized appreciation (depreciation)	179,729	(19,870,326)
Net increase (decrease) in net assets resulting from operations	(53,569)	(24,457,012)
Distributions to shareholders: Net investment income: Class A	(131,430)	(80,435)
Class B	(2,177)	(905)
Class C	(63,038)	(11,320)
Class S	(74,035)	(121,081)
Institutional Class	(760,431)	(1,028,037)
Net realized gains: Class A	—	(644,492)
Class B	—	(25,134)
Class C	—	(351,454)
Class S	—	(681,710)
Institutional Class	—	(2,755,996)
Total distributions	(1,031,111)	(5,700,564)
Fund share transactions: Proceeds from shares sold	17,736,838	66,092,783
Reinvestment of distributions	1,002,397	5,534,811
Payments for shares redeemed	(56,371,651)	(145,679,457)
Net increase (decrease) in net assets from Fund share transactions	(37,632,416)	(74,051,863)
Increase (decrease) in net assets	(38,717,096)	(104,209,439)
Net assets at beginning of period	150,575,849	254,785,288
Net assets at end of period (including undistributed net investment income of $848,254 and $1,756,558, respectively)	$111,858,753	$150,575,849

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights
			Years Ended September 30,
Class A	Six Months Ended 3/31/14 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.04		$11.25	$11.11	$10.39	$9.65	$10.09
Income (loss) from investment operations: Net investment incomea	.00	***	.14	.08	.31	.15	.06
Net realized and unrealized gain (loss)	.04	d	(1.13)	.79	.64	.73	.20
Total from investment operations	.04		(.99)	.87	.95	.88	.26
Less distributions from: Net investment income	(.08)		(.04)	(.31)	(.23)	(.14)	(.45)
Net realized gains	—		(.18)	(.42)	—	—	(.15)
Tax return of capital	—		—	—	—	—	(.10)
Total distributions	(.08)		(.22)	(.73)	(.23)	(.14)	(.70)
Net asset value, end of period	$10.00		$10.04	$11.25	$11.11	$10.39	$9.65
Total Return (%)b,c	.39	**	(8.95)	8.23	9.11	9.15	3.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16		19	41	41	31	23
Ratio of expenses before expense reductions (%)	1.16	*	1.00	1.00	1.00	1.05	1.14
Ratio of expenses after expense reductions (%)	.85	*	.87	.98	.91	.90	.91
Ratio of net investment income (%)	.07	*	1.28	.73	2.91	1.52	.61
Portfolio turnover rate (%)	72	**	104	80	118	237	114
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended September 30,
Class B	Six Months Ended 3/31/14 (Unaudited)		2013	2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.10		$11.36	$11.23		$10.51	$9.76	$10.13
Income (loss) from investment operations: Net investment income (loss)a	(.04)		.06	(.00	)***	.23	.07	(.01)
Net realized and unrealized gain (loss)	.04	d	(1.13)	.78		.64	.74	.20
Total from investment operations	(.00	)***	(1.07)	.78		.87	.81	.19
Less distributions from: Net investment income	(.04)		(.01)	(.23)		(.15)	(.06)	(.31)
Net realized gains	—		(.18)	(.42)		—	—	(.15)
Tax return of capital	—		—	—		—	—	(.10)
Total distributions	(.04)		(.19)	(.65)		(.15)	(.06)	(.56)
Net asset value, end of period	$10.06		$10.10	$11.36		$11.23	$10.51	$9.76
Total Return (%)b,c	.02	**	(9.55)	7.26		8.31	8.36	2.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4		1	2		2	3	3
Ratio of expenses before expense reductions (%)	2.02	*	1.80	1.81		1.81	1.86	1.96
Ratio of expenses after expense reductions (%)	1.60	*	1.62	1.76		1.66	1.65	1.66
Ratio of net investment income (loss) (%)	(.77	)*	.53	(.01)		2.16	.77	(.14)
Portfolio turnover rate (%)	72	**	104	80		118	237	114
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended September 30,
Class C	Six Months Ended 3/31/14 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.11		$11.38	$11.24	$10.52	$9.76	$10.14
Income (loss) from investment operations: Net investment incomea	(.01)		.06	.00 ***	.23	.07	(.01)
Net realized and unrealized gain (loss)	.01	d	(1.14)	.79	.64	.75	.19
Total from investment operations	(.00	)***	(1.08)	.79	.87	.82	.18
Less distributions from: Net investment income	(.04)		(.01)	(.23)	(.15)	(.06)	(.31)
Net realized gains	—		(.18)	(.42)	—	—	(.15)
Tax return of capital	—		—	—	—	—	(.10)
Total distributions	(.04)		(.19)	(.65)	(.15)	(.06)	(.56)
Net asset value, end of period	$10.07		$10.11	$11.38	$11.24	$10.52	$9.76
Total Return (%)b,c	.02	**	(9.62)	7.45	8.21	8.46	2.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19		11	22	16	14	12
Ratio of expenses before expense reductions (%)	1.86	*	1.75	1.74	1.73	1.80	1.89
Ratio of expenses after expense reductions (%)	1.60	*	1.62	1.73	1.66	1.65	1.66
Ratio of net investment income (%)	(.18	)*	.59	.01	2.16	.77	(.14)
Portfolio turnover rate (%)	72	**	104	80	118	237	114
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended September 30,
Class S	Six Months Ended 3/31/14 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$10.01		$11.21	$11.07	$10.36	$9.62	$10.08
Income (loss) from investment operations: Net investment incomea	.02		.16	.09	.34	.18	.08
Net realized and unrealized gain (loss)	.03	c	(1.12)	.80	.62	.72	.20
Total from investment operations	.05		(.96)	.89	.96	.90	.28
Less distributions from: Net investment income	(.09)		(.06)	(.33)	(.25)	(.16)	(.49)
Net realized gains	—		(.18)	(.42)	—	—	(.15)
Tax return of capital	—		—	—	—	—	(.10)
Total distributions	(.09)		(.24)	(.75)	(.25)	(.16)	(.74)
Net asset value, end of period	$9.97		$10.01	$11.21	$11.07	$10.36	$9.62
Total Return (%)b	.52	**	(8.70)	8.39	9.41	9.44	3.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		10	41	29	23	19
Ratio of expenses before expense reductions (%)	1.01	*	.86	.84	.84	.94	.98
Ratio of expenses after expense reductions (%)	.60	*	.62	.79	.66	.65	.67
Ratio of net investment income (%)	.34	*	1.50	.85	3.16	1.77	.85
Portfolio turnover rate (%)	72	**	104	80	118	237	114
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
* Annualized
** Not annualized

			Years Ended September 30,
Institutional Class	Six Months Ended 3/31/14 (Unaudited)		2013		2012	2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$10.01		$11.22		$11.07	$10.36	$9.62		$10.09
Income (loss) from investment operations: Net investment incomea	.01		.15		.12	.34	.18		.08
Net realized and unrealized gain (loss)	.04	c	(1.11)		.78	.63	.72		.19
Total from investment operations	.05		(.96)		.90	.97	.90		.27
Less distributions from: Net investment income	(.09)		(.07)		(.33)	(.26)	(.16)		(.49)
Net realized gains	—		(.18)		(.42)	—	—		(.15)
Tax return of capital	—		—		—	—	—		(.10)
Total distributions	(.09)		(.25)		(.75)	(.26)	(.16)		(.74)
Net asset value, end of period	$9.97		$10.01		$11.22	$11.07	$10.36		$9.62
Total Return (%)	.52	b**	(8.69	)b	8.54	9.42	9.44	b	3.31	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69		110		149	146	143		90
Ratio of expenses before expense reductions (%)	.74	*	.63		.63	.63	.68		.75
Ratio of expenses after expense reductions (%)	.60	*	.62		.63	.63	.65		.66
Ratio of net investment income (%)	.26	*	1.43		1.10	3.19	1.77		.86
Portfolio turnover rate (%)	72	**	104		80	118	237		114
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
* Annualized
** Not annualized

Notes to Consolidated Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Global Inflation Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, DWS Cayman Global Inflation Plus Fund, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivative positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of March 31, 2014, the Fund's investment in the Subsidiary was $2,171,662, representing 1.9% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at March 31, 2014.

Inflation-Indexed Instruments. Inflation-indexed instruments are fixed income securities whose principal value is adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income. In the case of U.S. Treasury inflation-indexed bonds, investors will receive the greater of their inflation-adjusted principal or the original face value of the bond at maturity.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Income from certain commodity-linked derivatives does not constitute "qualifying income" to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly-owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary's income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

At September 30, 2013, the Fund had a net tax basis capital loss carryforward of approximately $7,235,000 of post-enactment short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2013 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders monthly. Inflation and deflation adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures and swap contracts, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund based upon the relative net assets or other appropriate measures.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended March 31, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of March 31, 2014 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2014, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $16,000,000 to $53,300,000.

Commodity-Linked Swaps. Commodity-linked swap agreements involve a commitment to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. For the six months ended March 31, 2014, the Fund entered into commodity-linked swap agreements to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

A summary of the open commodity-linked swap contracts as of March 31, 2014 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2014, the Fund invested in long commodity-linked swap contracts with a total notional amount generally indicative of a range from approximately $3,085,000 to $3,360,000, and the Fund invested in short commodity-linked swap contracts with a total notional amount generally indicative of a range from approximately $453,000 to $1,810,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended March 31, 2014, the Fund entered into interest rate futures contracts to gain exposure to different parts of the yield curve while managing overall duration and to seek to enhance returns by employing a rules-based methodology that attempts to identify interest rate trends. The Fund also entered into futures contracts to gain exposure to the investment return of assets that trade in commodity markets, without investing directly in physical commodities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2014 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $19,353,000 to $28,298,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $15,200,000 to $34,054,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended March 31, 2014, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of open written option contracts is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2014, the investment in written option contracts had a total value generally indicative of a range from approximately $109,000 to $142,000

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended March 31, 2014, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of March 31, 2014 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended March 31, 2014, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $11,217,000 to $41,952,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $4,277,000 to $40,294,000. The investment in forward currency contracts long vs. other currencies sold had a total contract value generally indicative of a range from approximately $2,263,000 to $10,264,000.

The following table summarizes the value of the Fund's derivative instruments held as of March 31, 2014 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$174,149	$18,774	$192,923
Commodity Contracts (a) (b)	—	13,194	42,961	56,155
Foreign Exchange Contracts (b)	681,295	—	—	681,295
	$681,295	$187,343	$61,735	$930,373
Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.
(b) Unrealized appreciation on swap contracts and forward foreign currency exchange contracts

Liabilities Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(109,064)	$—	$(784,535)	$(194,273)	$(1,087,872)
Commodity Contracts (a) (b)	—	—	(3,970)	(56,503)	(60,473)
Foreign Exchange Contracts (b)	—	(534,651)	—	—	(534,651)
	$(109,064)	$(534,651)	$(788,505)	$(250,776)	$(1,682,996)
Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:
(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.
(b) Options written, at value and unrealized depreciation on swap contracts and forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended March 31, 2014 and the related location in the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$52,183	$—	$317,730	$(666,004)	$(296,091)
Commodity Contracts (a)	—	—	445,758	112,003	557,761
Foreign Exchange Contracts (b)	—	200,971	—	—	200,971
	$52,183	$200,971	$763,488	$(554,001)	$462,641
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:
(a) Net realized gain (loss) from written options, swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$157,523	$—	$(571,919)	$(20,475)	$(434,871)
Commodity Contracts (a)	—	—	(8,478)	(13,542)	(22,020)
Foreign Exchange Contracts (b)	—	218,032	—	—	218,032
	$157,523	$218,032	$(580,397)	$(34,017)	$(238,859)
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) from written options, swap contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of March 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$227,614	$(88,596)	$—	$139,018
Barclays Bank PLC	149,521	(149,521)	—	—
BNP Paribas	19,539	(19,539)	—	—
Citigroup, Inc.	17,874	(17,874)	—	—
JPMorgan Chase Securities, Inc.	71,254	(20,645)	—	50,609
Macquarie Bank Ltd.	1,386	(885)	—	501
Nomura International PLC	162,574	(139,732)	—	22,842
UBS AG	44,727	(32,417)	—	12,310
	$694,489	$(469,209)	$—	$225,280

Counterparty	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$88,596	$(88,596)	$—	$—
Bank of America	22	—	—	22
Barclays Bank PLC	182,179	(149,521)	—	32,658
BNP Paribas	47,985	(19,539)	—	28,446
Canadian Imperial Bank of Commerce	450	—	—	450
Citigroup, Inc.	74,714	(17,874)	(56,840)	—
Commonwealth Bank of Australia	59,918	—	—	59,918
JPMorgan Chase Securities, Inc.	20,645	(20,645)	—	—
Macquarie Bank Ltd.	885	(885)	—	—
Nomura International PLC	139,732	(139,732)	—	—
The Goldman Sachs & Co.	142	—	—	142
UBS AG	32,417	(32,417)	—	—
	$647,685	$(469,209)	$(56,840)	$121,636

(a) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the six months ended March 31, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $28,126,756 and $16,632,867 respectively. Purchases and sales of U.S. Treasury obligations aggregated $58,127,023 and $110,646,207, respectively.

For the six months ended March 31, 2014, transactions for written options on interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	10,600,000	$78,175
Options written	17,400,000	196,364
Options closed	(8,000,000)	(64,737)
Outstanding, end of period	20,000,000	$209,802

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.375%
Next $1 billion of such net assets	.360%
Next $1 billion of such net assets	.345%
Next $1 billion of such net assets	.330%
Next $1 billion of such net assets	.315%
Over $6 billion of such net assets	.300%

Accordingly, for the six months ended March 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund's average daily net assets.

For the period from October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.85%
Class B	1.60%
Class C	1.60%
Class S	.60%
Institutional Class	.60%

For the six months ended March 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$26,543
Class B	1,237
Class C	16,594
Class S	17,113
Institutional Class	61,328
$122,815

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2014, the Administration Fee was $63,276, of which $9,537 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2014, the amounts charged to the Fund by DISC were as follows:
Service Provider Fees	Total Aggregated	Unpaid at March 31, 2014
Class A	$6,289	$2,621
Class B	361	147
Class C	1,641	675
Class S	5,120	2,061
Institutional Class	2,579	952
	$15,990	$6,456

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at March 31, 2014
Class B	$2,195	$282
Class C	47,845	12,420
	$50,040	$12,702

In addition, DIDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at March 31, 2014	Annualized Rate
Class A	$21,053	$6,370	.25%
Class B	720	668	.25%
Class C	15,925	7,683	.25%
	$37,698	$14,721

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2014 aggregated $289.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2014, the CDSC for Class B and Class C shares aggregated $2,273 and $1,511, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2014, DIDI received $557 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2014, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $9,528, of which $6,257 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended March 31, 2014, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $118.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2014.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At March 31, 2014, DWS Alternative Asset Allocation Fund and DWS Select Alternative Allocation Fund held approximately 33% and 48% of the outstanding shares of the Fund, respectively.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	76,837	$762,667	548,034	$6,019,258
Class B	12	135	2,019	21,874
Class C	1,150,545	11,640,676	149,114	1,627,349
Class S	69,486	687,416	964,075	10,565,804
Institutional Class	465,728	4,645,944	4,337,465	47,858,498
		$17,736,838		$66,092,783
Shares issued to shareholders in reinvestment of distributions
Class A	12,629	$125,757	62,854	$694,400
Class B	197	1,972	2,141	24,062
Class C	4,780	47,920	24,422	275,303
Class S	6,702	66,522	68,837	758,947
Institutional Class	76,605	760,226	346,647	3,782,099
		$1,002,397		$5,534,811
Shares redeemed
Class A	(409,223)	$(4,071,027)	(2,356,836)	$(25,094,418)
Class B	(33,385)	(335,146)	(70,751)	(752,900)
Class C	(284,960)	(2,855,213)	(1,051,980)	(11,500,880)
Class S	(299,815)	(2,973,222)	(3,731,836)	(38,504,418)
Institutional Class	(4,665,747)	(46,137,043)	(6,944,034)	(69,826,841)
		$(56,371,651)		$(145,679,457)
Net increase (decrease)
Class A	(319,757)	$(3,182,603)	(1,745,948)	$(18,380,760)
Class B	(33,176)	(333,039)	(66,591)	(706,964)
Class C	870,365	8,833,383	(878,444)	(9,598,228)
Class S	(223,627)	(2,219,284)	(2,698,924)	(27,179,667)
Institutional Class	(4,123,414)	(40,730,873)	(2,259,922)	(18,186,244)
		$(37,632,416)		$(74,051,863)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2013 to March 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/14	$1,003.90	$1,000.20	$1,000.20	$1,005.20	$1,005.20
Expenses Paid per $1,000*	$4.25	$7.98	$7.98	$3.00	$3.00
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 10/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/14	$1,020.69	$1,016.95	$1,016.95	$1,021.94	$1,021.94
Expenses Paid per $1,000*	$4.28	$8.05	$8.05	$3.02	$3.02

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Global Inflation Fund	.85%	1.60%	1.60%	.60%	.60%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Other Information

Investment Strategy

On April 10, 2014, the following information replaced similar disclosure in the "Principal Investment Strategy" section of the Fund’s prospectus:

Derivatives. Outside of the fund’s use of commodity linked derivatives and the interest rate strategy, portfolio management generally may use futures contracts, options on interest rate swaps, options on interest rate futures or interest rate swaps, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), for duration management (i.e., reducing or increasing the sensitivity of the fund’s portfolio to interest rate changes) or for non-hedging purposes to seek to enhance potential gains. Portfolio management may also use (i) option contracts in order to gain exposure to a particular market or security, to seek to increase the fund’s income, or to hedge against changes in a particular market or security, (ii) total return swap transactions to seek to enhance potential gains by increasing or reducing the fund’s exposure to a particular sector or market, or (iii) credit default swaps to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond or to hedge the risk of default on bonds held in the fund’s portfolio. In addition, portfolio management generally may use forward currency contracts (a) to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings; (b) to facilitate transactions in foreign currency denominated securities; or (c) for non-hedging purposes to seek to enhance potential gains.

The fund may also use various types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Global Inflation Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 4th quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2012. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made changes to its investment personnel and processes in recent years in an effort to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were equal to the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds, noting that DIMA indicated that it does not provide services to any other comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	TIPAX	TIPTX	TIPCX	TIPSX	TIPIX
CUSIP Number	23339C 883	23339C 875	23339C 867	23339C 859	23339C 842
Fund Number	454	654	754	2354	854

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 09/2013

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DG IPF-3
(R-027139-3 5/14)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Inflation Fund, a series of DWS Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 30, 2014